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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 18, 1998




                          DURAMED PHARMACEUTICALS, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                  0-15242                 11-2590026
             --------                  -------                 ----------
           (State or other           (Commission             (IRS Employer
           jurisdiction of           File Number)           Identification No.)
           incorporation)



          7155 East Kemper Road, Cincinnati, Ohio 45249 (513) 731-9900
          ------------------------------------------------------------
        (Address and telephone number, including area code, of principal executive offices)







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                    INFORMATION TO BE INCLUDED IN THE REPORT


Items 1, 2, 3, 4, 6 and 8 are not applicable and are omitted from this Report.

Item 5.           Other Events
                  ------------

                  The information set forth in the letter to stockholders attached as Exhibit 99 is incorporated herein by reference.

Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits.

                  (a)      Financial Statements of Business Acquired.

                           Not Applicable

                  (b)      Pro Forma Financial Information.

                           Not Applicable

                  (c)      Exhibits.

                           The following exhibit is filed with this Report on Form 8-K:

                           Regulation S-K
                             Exhibit No.               Exhibit
                             -----------               -------

                                99                     Letter to stockholders



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                                   SIGNATURES
                                   ----------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 18, 1998      DURAMED PHARMACEUTICALS, INC.



                                      By /s/ Timothy J. Holt
                                        -------------------------------------
                                        Timothy J. Holt
                                        Senior Vice President-Finance and
                                          Administration



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